©2013 ADS Alliance Data Systems, Inc. Confidential and Proprietary Earnings Release | January 31, 2013 * Alliance Data NYSE: ADS Fourth Quarter and Annual Results January 31, 2013 Exhibit 99.1

©2013 ADS Alliance Data Systems, Inc. Confidential and Proprietary Earnings Release | January 31, 2013 * Agenda Speakers: Ed Heffernan President and CEO Charles Horn EVP and CFO Fourth Quarter and 2012 Consolidated Results Segment Results Liquidity 2012 Wrap-up 2013 Outlook 2013 Updated Guidance

©2013 ADS Alliance Data Systems, Inc. Confidential and Proprietary Earnings Release | January 31, 2013 * Fourth Quarter and 2012 Consolidated Results (MM, except per share)

©2013 ADS Alliance Data Systems, Inc. Confidential and Proprietary Earnings Release | January 31, 2013 * LoyaltyOne (MM) Adjusted EBITDA increased 20 percent for the fourth quarter, excluding the benefit of favorable FX rates. Redemption activity steadily moderated throughout 2012; burn rates of 102 percent in Q1 78 percent in Q2 73 percent in Q3 60 percent in Q4. Breakage rate for 2013 decreasing from 28 percent to 27 percent due to “shock” from announcement of expiry policy. No impact to 2013 LoyaltyOne or ADS guidance.

©2013 ADS Alliance Data Systems, Inc. Confidential and Proprietary Earnings Release | January 31, 2013 * Epsilon (MM) Organic revenue and adj. EBITDA (excluding restructuring charges) growth was 3 percent and 10 percent for Q4. Decline in database/email revenue in Q4 is largely a timing issue. Backlog is currently up double-digits compared to last year, which should drive organic growth in 2013. HMI added approximately $31 million, or 12 percent, to Q4 revenue. Adjusted EBITDA margin (excluding HMI) was 25 percent for Q4, consistent with 2011.

©2013 ADS Alliance Data Systems, Inc. Confidential and Proprietary Earnings Release | January 31, 2013 * Private Label Services and Credit (MM) Accounting for acquired portfolios suppressed gross yields by approximately 20bps and lowered the principal charge-off rate by approximately 40bps for Q4.

©2013 ADS Alliance Data Systems, Inc. Confidential and Proprietary Earnings Release | January 31, 2013 * Liquidity Liquidity Corporate: $1.8 billion in available liquidity at December 31, 2012 Debt levels remain moderate; leverage ratio of 2.3 x at December 31, 2012 Banks: $2.4 billion of available liquidity at December 31, 2012 Diversified funding sources: conduits (19 percent), bank issued CDs (31 percent), term ABS (46 percent), and MMDA deposits (4 percent) of outstanding balances at December 31, 2012 $57.5 million in dividends to parent during quarter Comenity Bank regulatory ratios at December 31, 2012: Tier 1: 14 percent; Leverage: 15 percent; Total Risk-Based: 16 percent Repurchase Program $137 million was spent in 2012 to acquire approximately 1 million shares New $400 million program established for 2013

Earnings Release | January 31, 2013 8

2012 Wrap-up

- **Tremendous 2012**

Revenues	$3.6 billion	+15%
Adj. EBITDA	$1.2 billion	+18%
Core EPS	$8.71	+14%
Economic EPS	$10.06	+21% *(excludes phantom shares)*

- **9 percent organic revenue growth (3x real GDP growth)**
- **Balanced revenue growth across segments - 9 percent to 18 percent range**
- **Adj. EBITDA growth also balanced across segments - 9 percent to 21 percent range**
- **LoyaltyOne**
  - High single-digit top & bottom line growth (100% organic)
  - Brazil joint venture crosses 6 million member mark
- **Epsilon**
  - +18 percent topline, +14 percent adj. EBITDA growth
  - "Air pocket" in new signings dropped organic topline
  - Organic top-line of 4 percent and adj. EBITDA of 10 percent (excluding one-timers)
  - Pipeline suggests strong 2013
- **Private Label**
  - Record portfolio growth of $1 billion, up 20 percent
  - Credit quality strong, funding costs low and laddered out to seven years in maturity

AllianceData

©2013 ADS Alliance Data Systems, Inc.
Confidential and Proprietary

©2013 ADS Alliance Data Systems, Inc. Confidential and Proprietary Earnings Release | January 31, 2013 * 2013 Outlook Increasing 2013 guidance Drags from higher share count + high-yield offering more than offset by accretive HMI (digital agency) acquisition + Private Label over-performance Raising guidance across all key metrics Core EPS +$0.15 vs. initial guidance Excluding phantoms, EPS +$0.35 2013 new guidance: ‘Growth, Growth, Growth’ Revenues $4.2 billion +15% (organic +8%) Adj. EBITDA $1.37 billion +15% Core Earnings $633 million +13% Core EPS $9.65 +11% All engines expected to contribute solid growth

©2013 ADS Alliance Data Systems, Inc. Confidential and Proprietary Earnings Release | January 31, 2013 * Segment Results LoyaltyOne: 5% top; 8% bottom (organic) Epsilon: 7% top; 9% bottom (organic) Private Label: 10% top; 10% bottom 2013 Outlook What’s New HMI (digital agency) acquisition High-yield offering ($400 million) 2013 diluted share count +800k shares (price: $143  $155) Expected over-performance +$300 million topline: +$0.40 Extra $21mm cash interest expense: ($0.20) Higher denominator: ($0.12) Primarily Private Label +$0.07 Guidance increase +$0.15 Guidance increase (economic) +$0.35 Strong Consolidated Results 8% revenue growth 10% adj. EBITDA growth 10% free cash flow growth Prior Guidance Core EPS

©2013 ADS Alliance Data Systems, Inc. Confidential and Proprietary Earnings Release | January 31, 2013 * 2013 2013 Initial Guidance Updated Guidance Increase Average ADS share price $143 $155 $12 Revenue $3,900 $4,200 +$300 Adjusted EBITDA $1,300 $1,365 +$65 Core Earnings $610 $633 +$23 Diluted shares outstanding 64.8 65.6* Core EPS $9.50 $9.65 +$0.15 Shares (excl. phantoms) 57.3 57.6 Economic EPS $10.65 $11.00 +$0.35 2013 Updated Guidance ($MM, except per share) * Only partial year benefit from 2013 convertible debt maturity. Includes 5.6 million warrants.

©2013 ADS Alliance Data Systems, Inc. Confidential and Proprietary Earnings Release | January 31, 2013 * Q & A

©2013 ADS Alliance Data Systems, Inc. Confidential and Proprietary Earnings Release | January 31, 2013 * Safe Harbor Statement and Forward-Looking Statements This presentation may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements may use words such as “anticipate,” “believe,” “estimate,” “expect,” “intend,” “predict,” “project” and similar expressions as they relate to us or our management. When we make forward-looking statements, we are basing them on our management’s beliefs and assumptions, using information currently available to us. Although we believe that the expectations reflected in the forward-looking statements are reasonable, these forward-looking statements are subject to risks, uncertainties and assumptions, including those discussed in our filings with the Securities and Exchange Commission. If one or more of these or other risks or uncertainties materialize, or if our underlying assumptions prove to be incorrect, actual results may vary materially from what we projected. Any forward-looking statements contained in this presentation reflect our current views with respect to future events and are subject to these and other risks, uncertainties and assumptions relating to our operations, results of operations, growth strategy and liquidity. We have no intention, and disclaim any obligation, to update or revise any forward-looking statements, whether as a result of new information, future results or otherwise, except as required by law. “Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995: Statements in this presentation regarding Alliance Data Systems Corporation’s business which are not historical facts are “forward-looking statements” that involve risks and uncertainties. For a discussion of such risks and uncertainties, which could cause actual results to differ from those contained in the forward-looking statements, see “Risk Factors” in the Company’s Annual Report on Form 10-K for the most recently ended fiscal year. Risk factors may be updated in Item 1A in each of the Company’s Quarterly Reports on Form 10-Q for each quarterly period subsequent to the Company’s most recent Form 10-K.

©2013 ADS Alliance Data Systems, Inc. Confidential and Proprietary Earnings Release | January 31, 2013 * Financial Measures In addition to the results presented in accordance with generally accepted accounting principles, or GAAP, the Company presents financial measures that are non-GAAP measures, such as constant currency financial measures, adjusted EBITDA, adjusted EBITDA margin, adjusted EBITDA net of funding costs, core earnings and core earnings per diluted share (core EPS). The Company believes that these non-GAAP financial measures, viewed in addition to and not in lieu of the Company’s reported GAAP results, provide useful information to investors regarding the Company’s performance and overall results of operations. These metrics are an integral part of the Company’s internal reporting to measure the performance of reportable segments and the overall effectiveness of senior management. Reconciliations to comparable GAAP financial measures are available in the accompanying schedules and on the Company’s website. The financial measures presented are consistent with the Company’s historical financial reporting practices. Core earnings and core earnings per diluted share represent performance measures and are not intended to represent liquidity measures. The non-GAAP financial measures presented herein may not be comparable to similarly titled measures presented by other companies, and are not identical to corresponding measures used in other various agreements or public filings.